UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           January 12, 2000


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the fourth quarter of 1999, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued January 12, 2000

BB&T reports record earnings for 1999;
4th quarter earnings increase 19.3%

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today record 1999 earnings totaling $659.1 million, or $1.97 per diluted share, before nonrecurring charges primarily associated with the completion of mergers and acquisitions, which totaled $46.2 million after taxes. Excluding nonrecurring charges, net income for 1999 increased 17.5% compared to recurring results in 1998 and diluted earnings per share increased 16.6% compared to 1998. BB&T's 1999 full-year results, excluding nonrecurring charges, represent a return on average assets of 1.57% and a return on average shareholders' equity of 20.60%, compared to prior year ratios of 1.51% and 19.11%, respectively.

     For the fourth quarter of 1999, BB&T's net income before nonrecurring charges totaled $174.9 million, an increase of 19.3% compared to $146.6 million earned on a recurring basis in 1998. Results for the current quarter, excluding $16.1 million in after-tax nonrecurring charges, produced recurring diluted earnings per share of $.52, compared to $.44 in the fourth quarter of 1998, an increase of 18.2%. Excluding nonrecurring charges, BB&T's annualized return on average assets for the fourth quarter of 1999 was 1.60%, and the annualized return on average shareholders' equity for the quarter was 21.38%, placing BB&T among industry leaders in terms of performance.

     "We are very pleased to report excellent fourth quarter results and record earnings for 1999," said Chairman and Chief Executive Officer John A. Allison. "We set high goals for our performance in 1999 and have been successful in achieving substantially all of our financial and strategic objectives. Unfortunately, our stock price has declined despite these excellent results. Financial stocks have been depressed by concerns that rising interest rates will affect future earnings and by disappointing results reported by some individual banks. We remain optimistic that 2000 will be another strong year for BB&T. Our business is doing very well."

     Including nonrecurring charges, net income for 1999 totaled $612.8 million, an increase of 12.8% compared to $543.2 million earned in 1998. On a diluted per share basis, net income for 1999 was $1.83, an increase of 12.3% compared to $1.63 earned in 1998. For the fourth quarter, net income, including nonrecurring charges, was $158.8 million, or $.47 per diluted share, compared to $139.6 million, or $.42 per diluted share earned last year, increases of 13.7% and 11.9%, respectively.

     BB&T's "cash basis" operating results, which exclude the effects of intangible assets and related amortization expenses, improved significantly in the fourth quarter of 1999 compared to 1998. Cash basis earnings, excluding nonrecurring merger-related costs, totaled $187.4 million for the fourth quarter of 1999, or $.56 per diluted share, increases of 20.4% and 21.7%, respectively, compared to prior year results. For the year, recurring cash basis earnings totaled $703.6 million, or $2.10 per diluted share, increases of 19.6% and 18.6%, respectively, over 1998 results. Cash basis earnings for 1999 generated a return on average tangible assets of 1.70% and a return on average tangible equity of 26.46%.

     "Among our primary strategic objectives for 1999 was an enhanced focus on profitability with a target of performing in the top 5% in our industry," said Allison. "We received recognition from three independent studies of banks during the year, each of which ranked BB&T among the highest performing bank holding companies in the nation based on a number of factors, including profitability, growth, expense control and asset quality. Based on these studies and internally-prepared evaluations, we believe that BB&T has become one of the industry's top performing institutions."

     BB&T continued to expand its franchise in 1999 through a number of bank and non-bank mergers and acquisitions. In March, BB&T merged with MainStreet Financial Corporation, headquartered in Martinsville, Va., and Scott & Stringfellow Financial, Inc., an investment banking firm located in Richmond, Va. In the second quarter of 1999, BB&T completed an acquisition of Mason-Dixon Bancshares, Inc. of Westminster, Md., and in the third quarter, BB&T acquired Matewan BancShares Inc., based in Williamson, W.Va.

     BB&T made significant progress toward building a Georgia franchise during 1999 through five transactions. On July 9, BB&T acquired First Citizens Corporation of metro Atlanta, Ga. On Nov. 19, BB&T completed its merger with First Liberty Financial Corp. of Macon, Ga. In addition to these two completed transactions, BB&T announced agreements to acquire Premier Bancshares of Atlanta, Ga., Hardwick Holding Company of Dalton, Ga. and First Banking Company of Southeast Georgia, which is located in Statesboro. When these transactions are all completed, BB&T will be the eighth largest bank in Georgia with assets of approximately $5.1 billion.

     BB&T also rapidly grew its independent insurance agency network through acquisitions of twelve independent agencies and the purchase of the book of business of another agency. Based on revenues, BB&T Insurance Services is the 12th largest independent agency network and the second largest bank-owned agency in the country.

     At Dec. 31, 1999, BB&T had $43.5 billion in assets and 655 banking offices in the Carolinas, Georgia, Virginia, West Virginia, Kentucky, Maryland and Washington, D.C. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on Jan. 11 was $25.38 per share.



                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President         (336) 733-3058
                                      Page 3                                         Investor Relations         FAX(336) 733-3132

                                                                    For the Three Months Ended        Increase      (Decrease)
                                                                 ------------------------------------------------------------------
(Dollars in thousands, except per share data)                        12/31/99          12/31/98             $               %
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
   Interest income - taxable equivalent                           $     849,981   $     755,644   $      94,337             12.5 %
   Interest expense                                                     415,018         366,221          48,797             13.3
   Net interest income - taxable equivalent                             434,963         389,423          45,540             11.7
   Less: Taxable equivalent adjustment                                   22,154          18,946           3,208             16.9
     Net interest income                                                412,809         370,477          42,332             11.4
   Provision for loan & lease losses                                     27,091          25,632           1,459              5.7
     Net interest income after provision for loan & lease losses        385,718         344,845          40,873             11.9
   Noninterest income                                                   198,292         151,787          46,505             30.6
   Noninterest expense                                                  347,593         293,308          54,285             18.5
   Income before income taxes                                           236,417         203,324          33,093             16.3
   Provision for income taxes                                            77,665          63,713          13,952             21.9
     Net income                                                   $     158,752   $     139,611   $      19,141             13.7 %
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
   Basic earnings                                                 $         .48   $         .42   $         .06             14.3 %
   Diluted earnings                                                         .47             .42             .05             11.9
   Weighted average shares -                            Basic       331,016,818     328,981,759
                                                      Diluted       336,222,650     335,757,291
   Dividends paid on common shares                                $         .20   $        .175   $        .025             14.3 %
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
   Return on average assets                                                1.45 %          1.41 %
   Return on average equity                                               19.41           17.39
   Net yield on earning assets (taxable equivalent)                        4.28            4.26
   Efficiency (taxable equivalent) *                                       52.0            53.3


                                                                    For the Three Months Ended        Increase       (Decrease)
                                                                 ------------------------------------------------------------------
(Dollars in thousands, except per share data)                        12/31/99          12/31/98           $               %
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS
   Interest income - taxable equivalent                           $     850,652   $     755,644   $      95,008             12.6 %
   Interest expense                                                     415,018         366,221          48,797             13.3
   Net interest income - taxable equivalent                             435,634         389,423          46,211             11.9
   Less: Taxable equivalent adjustment                                   22,154          18,946           3,208             16.9
     Net interest income                                                413,480         370,477          43,003             11.6
   Provision for loan & lease losses                                     21,400          20,631             769              3.7
     Net interest income after provision for loan & lease losses        392,080         349,846          42,234             12.1
   Noninterest income                                                   200,265         151,787          48,478             31.9
   Noninterest expense                                                  331,420         287,813          43,607             15.2
   Income before income taxes                                           260,925         213,820          47,105             22.0
   Provision for income taxes                                            86,035          67,234          18,801             28.0
     Income excluding nonrecurring items                                174,890         146,586          28,304             19.3
     Nonrecurring items, net of tax                                      16,138           6,975           9,163               NM
     Net income                                                   $     158,752   $     139,611   $      19,141             13.7 %
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS
   Basic earnings                                                 $         .53   $         .45   $         .08             17.8 %
   Diluted earnings                                                         .52             .44             .08             18.2
   Weighted average shares -                            Basic       331,016,818     328,981,759
                                                      Diluted       336,222,650     335,757,291
   Dividends paid on common shares                                $         .20   $        .175   $        .025             14.3 %
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS
   Return on average assets                                                1.60 %          1.48 %
   Return on average equity                                               21.38           18.26
   Net yield on earning assets (taxable equivalent)                        4.29            4.26
   Efficiency (taxable equivalent) *                                       52.0            53.3
-----------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**
   Cash basis earnings excluding nonrecurring items               $     187,419   $     155,619   $      31,800             20.4 %
   Diluted cash basis earnings per share                                    .56             .46             .10             21.7
   Return on average tangible assets                                       1.74 %          1.59 %
   Return on average tangible equity                                      28.21           22.47
   Efficiency ratio (taxable equivalent) *                                 50.0            51.6
-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable ratios are annualized. All per share data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
         NM - not meaningful.


                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President         (336) 733-3058
                                      Page 4                                         Investor Relations         FAX(336) 733-3132

                                                                   For the Twelve Months Ended        Increase        (Decrease)
                                                                 ------------------------------------------------------------------
(Dollars in thousands, except per share data)                        12/31/99          12/31/98             $               %
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
   Interest income - taxable equivalent                           $   3,202,481   $   2,932,928   $     269,553              9.2 %
   Interest expense                                                   1,534,065       1,436,973          97,092              6.8
   Net interest income - taxable equivalent                           1,668,416       1,495,955         172,461             11.5
   Less: Taxable equivalent adjustment                                   86,701          69,302          17,399             25.1
     Net interest income                                              1,581,715       1,426,653         155,062             10.9
   Provision for loan & lease losses                                     92,097         101,842          (9,745)            (9.6)
     Net interest income after provision for loan & lease losses      1,489,618       1,324,811         164,807             12.4
   Noninterest income                                                   761,356         579,670         181,686             31.3
   Noninterest expense                                                1,346,904       1,109,167         237,737             21.4
   Income before income taxes                                           904,070         795,314         108,756             13.7
   Provision for income taxes                                           291,223         252,103          39,120             15.5
     Net income                                                   $     612,847   $     543,211   $      69,636             12.8 %
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
   Basic earnings                                                 $        1.86   $        1.67   $         .19             11.4 %
   Diluted earnings                                                        1.83            1.63             .20             12.3
   Weighted average shares -                            Basic       329,305,820     325,735,189
                                                      Diluted       335,298,333     332,336,113
   Dividends paid on common shares                                $         .75   $         .66   $         .09             13.6 %
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
   Return on average assets                                                1.46 %          1.46 %
   Return on average equity                                               19.16           18.50
   Net yield on earning assets (taxable equivalent)                        4.27            4.30
   Efficiency (taxable equivalent) *                                       52.7            52.6
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   For the Twelve Months Ended        Increase      (Decrease)
                                                                 ------------------------------------------------------------------
(Dollars in thousands, except per share data)                      12/31/99          12/31/98             $               %
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS
   Interest income - taxable equivalent                           $   3,203,152   $   2,932,928   $     270,224              9.2 %
   Interest expense                                                   1,534,065       1,436,973          97,092              6.8
   Net interest income - taxable equivalent                           1,669,087       1,495,955         173,132             11.6
   Less: Taxable equivalent adjustment                                   86,701          69,302          17,399             25.1
     Net interest income                                              1,582,386       1,426,653         155,733             10.9
   Provision for loan & lease losses                                     86,406          96,841         (10,435)           (10.8)
     Net interest income after provision for loan & lease losses      1,495,980       1,329,812         166,168             12.5
   Noninterest income                                                   764,729         579,670         185,059             31.9
   Noninterest expense                                                1,287,600       1,089,317         198,283             18.2
   Income before income taxes                                           973,109         820,165         152,944             18.6
   Provision for income taxes                                           314,038         259,027          55,011             21.2
     Income excluding nonrecurring items                                659,071         561,138          97,933             17.5
     Nonrecurring items, net of tax                                      46,224          17,927          28,297               NM
     Net income                                                   $     612,847   $     543,211   $      69,636             12.8 %
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS
   Basic earnings                                                 $        2.00   $        1.72   $         .28             16.3 %
   Diluted earnings                                                        1.97            1.69             .28             16.6
   Weighted average shares -                            Basic       329,305,820     325,735,189
                                                      Diluted       335,298,333     332,336,113
   Dividends paid on common shares                                $         .75   $         .66   $         .09             13.6 %
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS
   Return on average assets                                                1.57 %          1.51 %
   Return on average equity                                               20.60           19.11
   Net yield on earning assets (taxable equivalent)                        4.27            4.30
   Efficiency (taxable equivalent) *                                       52.7            52.6
-----------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**
   Cash basis earnings excluding nonrecurring items               $     703,565   $     588,089   $     115,476             19.6 %
   Diluted cash basis earnings per share                                   2.10            1.77             .33             18.6
   Return on average tangible assets                                       1.70 %          1.59 %
   Return on average tangible equity                                      26.46           22.40
   Efficiency ratio (taxable equivalent) *                                 50.8            51.2
-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable ratios are annualized. All per share data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
         NM - not meaningful.



                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President         (336) 733-3058
                                      Page 5                                         Investor Relations         FAX(336) 733-3132

                                                                 As of / For the Twelve Months Ended      Increase  (Decrease)
                                                              ---------------------------------------------------------------------
(Dollars in thousands)                                             12/31/99          12/31/98             $               %
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA
   End of period balances
   Securities, at carrying value*                                 $  10,672,387    $  9,919,691   $     752,696              7.6 %
   Commercial loans & leases                                         15,152,172      12,782,846       2,369,326             18.5
   Consumer loans                                                     7,461,507       6,414,383       1,047,124             16.3
   Revolving credit loans                                               628,118         543,138          84,980             15.6
   Mortgage loans                                                     5,955,658       6,863,758        (908,100)           (13.2)
     Total loans & leases*                                           29,197,455      26,604,125       2,593,330              9.7
   Allowance for loan & lease losses                                    387,963         361,869          26,094              7.2
   Other earning assets                                                 297,000         142,209         154,791            108.8
     Total earning assets                                            40,608,376      36,560,934       4,047,442             11.1
     Total assets                                                    43,480,996      39,470,135       4,010,861             10.2
   Noninterest-bearing deposits                                       3,908,080       3,771,421         136,659              3.6
   Savings & interest checking                                        1,753,059       2,082,879        (329,820)           (15.8)
   Money rate savings                                                 8,193,688       7,337,066         856,622             11.7
   Time deposits                                                     12,866,914      12,619,590         247,324              2.0
   Other deposits                                                       529,401         638,676        (109,275)           (17.1)
     Total deposits                                                  27,251,142      26,449,632         801,510              3.0
   Short-term borrowed funds                                          6,875,290       3,885,737       2,989,553             76.9
   Long-term debt                                                     5,491,734       5,412,850          78,884              1.5
     Total interest-bearing liabilities                              35,710,086      31,976,798       3,733,288             11.7
     Total shareholders' equity                                     $ 3,199,159     $ 3,171,145        $ 28,014               .9 %
-----------------------------------------------------------------------------------------------------------------------------------
   Average balances
   Securities, at amortized cost*                                  $ 11,106,193     $ 9,498,020     $ 1,608,173             16.9 %
   Commercial loans & leases                                         13,966,081      11,795,724       2,170,357             18.4
   Consumer loans                                                     6,950,610       6,170,893         779,717             12.6
   Revolving credit loans                                               559,080         513,853          45,227              8.8
   Mortgage loans                                                     6,253,401       6,584,737        (331,336)            (5.0)
     Total loans & leases*                                           27,729,172      25,065,207       2,663,965             10.6
   Other earning assets                                                 281,773         254,629          27,144             10.7
     Total earning assets                                            39,117,138      34,817,856       4,299,282             12.3
     Total assets                                                    41,907,944      37,270,754       4,637,190             12.4
   Noninterest-bearing deposits                                       3,754,025       3,381,007         373,018             11.0
   Savings & interest checking                                        1,991,050       2,208,008        (216,958)            (9.8)
   Money rate savings                                                 7,452,072       6,187,274       1,264,798             20.4
   Time deposits                                                     12,836,205      12,138,098         698,107              5.8
   Other deposits                                                       954,420         872,126          82,294              9.4
     Total deposits                                                  26,987,772      24,786,513       2,201,259              8.9
   Short-term borrowed funds                                          5,311,658       4,430,989         880,669             19.9
   Long-term debt                                                     5,768,516       4,549,118       1,219,398             26.8
     Total interest-bearing liabilities                              34,313,921      30,385,613       3,928,308             12.9
     Total shareholders' equity                                     $ 3,198,995     $ 2,936,189       $ 262,806              9.0 %
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             As of / For the Quarter Ended
                                                -----------------------------------------------------------------------------------
(Dollars in thousands)                              12/31/99           9/30/99          6/30/99         3/31/99         12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
   Unrealized (depreciation) appreciation on
     securities available for sale, net of tax  $    (276,211)    $    (141,026)  $    (121,611)  $      30,205  $        64,606
   Derivatives (notional value)                     1,586,611         1,339,937       1,987,264       3,342,143        3,825,596
   Unrealized (loss) gain on derivatives
     portfolio                                         (1,107)            7,889          15,010          25,350           35,938
   Common stock prices (daily close):
                                         High           36.94             36.63           40.25           40.44            40.63
                                          Low           27.31             30.50           33.81           34.94            27.31
                                End of period           27.38             32.38           36.69           36.19            40.31
   Weighted average shares -            Basic     331,016,818       329,088,474     328,566,557     328,526,451      328,981,759
                                      Diluted     336,222,650       334,891,922     335,046,712     335,023,333      335,757,291
   End of period shares outstanding               331,170,260       330,617,203     328,259,637     329,407,895      328,948,902
   End of period banking offices                          655               660             647             653              657
-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         * Balances reflect the securitization of $304.8 million of loans during 1999 and $465.3 million of loans during 1998. The increase in end of period loans, excluding the impact of the securitizations, was 10.7%. The increase in average loans, excluding the securitizations, was 12.0%.



                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President         (336) 733-3058
                                      Page 6                                         Investor Relations         FAX(336) 733-3132

                                                                           As of / For the Quarter Ended
                                                -----------------------------------------------------------------------------------
(Dollars in thousands, except per share data)      12/31/99           9/30/99          6/30/99         3/31/99         12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS
   Interest income - taxable equivalent
   Interest & fees on loans & leases            $     658,494     $     623,551   $     597,333   $     576,530  $       583,999
   Interest & dividends on securities                 188,315           192,822         186,427         166,980          168,566
   Interest on short-term investments                   3,843             3,567           3,104           2,186            3,079
     Total interest income - taxable equivalent       850,652           819,940         786,864         745,696          755,644
   Interest expense
   Interest on deposits                               251,940           243,835         233,027         232,157          239,151
   Interest on short-term borrowed funds               77,638            69,463          62,559          48,509           55,154
   Interest on long-term debt                          85,440            80,078          76,335          73,084           71,916
     Total interest expense                           415,018           393,376         371,921         353,750          366,221
   Net interest income - taxable equivalent           435,634           426,564         414,943         391,946          389,423
   Less: Taxable equivalent adjustment                 22,154            23,104          22,322          19,121           18,946
     Net interest income                              413,480           403,460         392,621         372,825          370,477
   Provision for loan & lease losses                   21,400            21,145          22,789          21,072           20,631
     Net interest income after provision for
      loan & lease losses                             392,080           382,315         369,832         351,753          349,846
   Noninterest income
   Service charges on deposits                         54,047            51,969          50,281          50,352           48,039
   Mortgage banking activities                         23,502            30,157          37,600          38,825           21,381
   Investment banking & brokerage fees                 36,783            37,715          38,621          14,217           10,828
   Trust revenue                                       14,456            14,351          13,451          13,158           12,591
   Agency insurance commissions                        24,779            20,464          16,820          16,882           13,499
   Other insurance commissions                          2,867             3,104           2,809           3,026            3,204
   Other nondeposit fees & commissions                 25,910            25,905          27,071          23,116           23,924
   Securities gains (losses), net                       1,147              (175)         (2,897)            167            2,120
   Other income                                        16,774            12,321          11,874          13,280           16,201
     Total noninterest income                         200,265           195,811         195,630         173,023          151,787
   Noninterest expense
   Personnel expense                                  173,973           177,853         172,060         148,956          144,660
   Occupancy & equipment expense                       50,610            51,459          50,821          47,346           42,328
   Foreclosed property expense                          1,142             1,261             737             724              613
   Amortization of intangibles & servicing
     rights                                            18,898            18,123          18,247          17,428           17,974
   Other noninterest expense                           86,797            85,314          88,438          77,413           82,238
     Total noninterest expense                        331,420           334,010         330,303         291,867          287,813
   Income before income taxes                         260,925           244,116         235,159         232,909          213,820
   Provision for income taxes                          86,035            78,172          74,837          74,994           67,234
     Income excluding nonrecurring items        $     174,890     $     165,944   $     160,322   $     157,915  $       146,586
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS
   Basic earnings                               $         .53     $         .50   $         .49   $         .48  $           .45
   Diluted earnings                                       .52               .50             .48             .47              .44
   Dividends paid on common shares                        .20               .20            .175            .175             .175
   Book value per common share                  $        9.66     $        9.77   $        9.40   $        9.73  $          9.64
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS
   Return on average assets                              1.60 %            1.54 %          1.54 %          1.61 %           1.48 %
   Return on average equity                             21.38             20.94           19.99           20.08            18.26
   Net yield on earning assets (taxable
     equivalent)                                         4.29              4.26            4.27            4.25             4.26
   Efficiency (taxable equivalent) *                     52.0              53.4            53.7            51.5             53.3
   Noninterest income as a percentage of total
     income (taxable equivalent) *                       31.4              31.5            32.4            30.6             27.8
   Equity as a percentage of total assets
     end of period                                        7.4               7.5             7.3             7.8              8.0
   Average earning assets as a percentage
     of average total assets                             93.3              93.6            93.3            93.2             93.0
   Average loans & leases as a percentage
     of average deposits                                105.3             102.4           102.0           101.2            101.1
-----------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**
   Cash basis earnings excluding nonrecurring
     items                                      $     187,419     $     177,619   $     171,218   $     167,309  $       155,619
   Diluted cash basis earnings per share                  .56               .53             .51             .50              .46
   Return on average tangible assets                     1.74 %            1.67 %          1.67 %          1.72 %           1.59 %
   Return on average tangible equity                    28.21             27.38           25.56           24.73            22.47
   Efficiency ratio (taxable equivalent) *               50.0              51.5            51.8            49.8             51.6

-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.




                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President         (336) 733-3058
                                      Page 7                                         Investor Relations         FAX(336) 733-3132

                                                                            As of / For the Quarter Ended
                                                -----------------------------------------------------------------------------------
(Dollars in thousands)                           12/31/99           9/30/99          6/30/99         3/31/99         12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA
   End of period balances
   Securities, at carrying value                $  10,672,387     $  11,266,363   $  11,433,676   $  11,099,880  $     9,919,691
   Commercial loans & leases                       15,152,172        14,594,242      13,977,476      13,378,942       12,782,846
   Consumer loans                                   7,461,507         7,284,523       6,920,667       6,677,311        6,414,383
   Revolving credit loans                             628,118           582,709         572,371         540,040          543,138
   Mortgage loans                                   5,955,658         6,043,574       6,040,882       6,439,271        6,863,758
     Total loans & leases                          29,197,455        28,505,048      27,511,396      27,035,564       26,604,125
   Allowance for loan & lease losses                  387,963           382,851         375,627         370,097          361,869
   Other earning assets                               297,000           354,168         508,480         149,311          142,209
     Total earning assets                          40,608,376        40,350,029      39,648,599      38,236,181       36,560,934
     Total assets                                  43,480,996        43,235,804      42,503,308      41,046,109       39,470,135
   Noninterest-bearing deposits                     3,908,080         3,858,494       3,803,346       3,665,615        3,771,421
   Savings & interest checking                      1,753,059         1,772,432       1,944,237       2,011,818        2,082,879
   Money rate savings                               8,193,688         7,679,201       7,396,799       7,421,101        7,337,066
   Time deposits                                   12,866,914        13,212,393      12,712,256      12,767,089       12,619,590
   Other deposits                                     529,401           361,994         737,575         880,405          638,676
     Total deposits                                27,251,142        26,884,514      26,594,213      26,746,028       26,449,632
   Short-term borrowed funds                        6,875,290         6,126,755       6,633,784       4,871,277        3,885,737
   Long-term debt                                   5,491,734         6,348,919       5,600,427       5,632,992        5,412,850
     Total interest-bearing liabilities            35,710,086        35,501,694      35,025,078      33,584,682       31,976,798
     Total shareholders' equity                     3,199,159         3,228,969       3,084,754       3,203,822        3,171,145
   Goodwill                                           597,137           598,590         507,833         494,257          412,413
   Core deposit & other intangibles                    11,564            13,778          13,266          12,204           11,988
     Total intangibles                                608,701           612,368         521,099         506,461          424,401
     Mortgage servicing rights                        156,771           172,663         159,624         139,579          115,218
     Negative goodwill                          $      20,507     $      22,067   $      23,628   $      25,189  $        26,749
-----------------------------------------------------------------------------------------------------------------------------------
   Average balances
   Securities, at amortized cost                $  11,279,693     $  11,634,168   $  11,323,830   $  10,169,073  $    10,069,846
   Commercial loans & leases                       14,831,731        14,243,727      13,717,501      13,048,720       12,495,550
   Consumer loans                                   7,376,484         7,098,212       6,821,584       6,494,851        6,381,541
   Revolving credit loans                             588,033           565,142         547,635         534,858          521,847
   Mortgage loans                                   6,116,112         5,994,953       6,234,781       6,676,759        6,766,181
     Total loans & leases                          28,912,360        27,902,034      27,321,501      26,755,188       26,165,119
   Other earning assets                               288,963           378,104         261,252         196,700          220,650
     Total earning assets                          40,481,016        39,914,306      38,906,583      37,120,961       36,455,615
     Total assets                                  43,403,097        42,641,925      41,702,966      39,836,528       39,215,677
   Noninterest-bearing deposits                     3,913,380         3,793,069       3,709,514       3,596,222        3,632,413
   Savings & interest checking                      1,880,785         1,905,813       2,068,531       2,112,555        2,149,882
   Money rate savings                               7,802,067         7,525,489       7,297,315       7,175,727        6,720,598
   Time deposits                                   13,004,254        12,812,859      12,753,136      12,772,281       12,563,360
   Other deposits                                     866,315         1,217,764         954,165         775,542          822,919
     Total deposits                                27,466,801        27,254,994      26,782,661      26,432,327       25,889,172
   Short-term borrowed funds                        5,963,911         5,686,621       5,390,937       4,181,454        4,412,067
   Long-term debt                                   6,055,124         5,906,736       5,683,714       5,419,991        5,127,292
     Total interest-bearing liabilities            35,572,456        35,055,282      34,147,798      32,437,550       31,796,118
     Total shareholders' equity                 $   3,245,485     $   3,143,726   $   3,216,861   $   3,189,904  $     3,184,574
-----------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL
   Risk-based capital:
     Tier 1                                       $ 2,848,560       $ 2,803,436     $ 2,733,130     $ 2,740,426      $ 2,747,687
     Total                                          3,985,547         3,928,153       3,862,233       3,914,085        3,907,092
   Risk-based capital ratios:
     Tier 1                                               9.4 %             9.4 %           9.5 %           9.9 %           10.5 %
     Total                                               13.1              13.2            13.4            14.1             14.9
   Leverage capital ratio                                 6.6               6.6             6.6             7.0              7.1
-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.




                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President         (336) 733-3058
                                      Page 8                                         Investor Relations         FAX(336) 733-3132

                                                                             As of / For the Quarter Ended
                                                -----------------------------------------------------------------------------------
(Dollars in thousands)                             12/31/99           9/30/99          6/30/99         3/31/99         12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
   Allowance For Loan & Lease Losses
     Beginning balance                              $ 382,851         $ 375,627       $ 370,097       $ 361,869        $ 358,371
     Allowance for acquired loans                           -             7,473             169           1,935                -
     Provision for loan & lease losses                 27,091            21,145          22,789          21,072           25,632
      Charge-offs                                     (29,927)          (28,086)        (24,947)        (21,504)         (28,227)
      Recoveries                                        7,948             6,692           7,519           6,725            6,093
-----------------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                  (21,979)          (21,394)        (17,428)        (14,779)         (22,134)
-----------------------------------------------------------------------------------------------------------------------------------
     Ending balance                                 $ 387,963         $ 382,851       $ 375,627       $ 370,097        $ 361,869
-----------------------------------------------------------------------------------------------------------------------------------
   Nonperforming Assets
     Nonaccrual loans & leases                      $ 103,487          $ 92,829        $ 93,982       $ 106,145        $ 106,123
     Foreclosed real estate                            13,723            17,768          17,164          22,959           20,019
     Other foreclosed property                         13,398            10,728           8,812          10,965           12,226
     Restructured loans                                 1,094             1,378           1,560           3,103            3,214
-----------------------------------------------------------------------------------------------------------------------------------
      Nonperforming assets                          $ 131,702         $ 122,703       $ 121,518       $ 143,172        $ 141,582
-----------------------------------------------------------------------------------------------------------------------------------
     Loans 90 days or more past due
      & still accruing                               $ 54,244          $ 49,873        $ 45,021        $ 41,791         $ 54,299
-----------------------------------------------------------------------------------------------------------------------------------
   Asset Quality Ratios
     Nonaccrual and restructured loans & leases
      as a percentage of total loans & leases             .36 %             .33 %           .35 %           .40 %            .41 %
     Nonperforming assets as a percentage of:
      Total assets                                        .30               .28             .29             .35              .36
      Loans & leases plus
        foreclosed property                               .45               .43             .44             .53              .53
     Net charge-offs as a percentage of
      average loans & leases                              .30               .30             .26             .22              .34
     Allowance for loan & lease losses as
      a percentage of loans & leases                     1.33              1.34            1.37            1.37             1.36
     Ratio of allowance for loan & lease losses to:
      Net charge-offs                                    4.45 x            4.51 x          5.37 x          6.17 x           4.12 x
      Nonaccrual and restructured loans & leases         3.71              4.06            3.93            3.39             3.31
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 As of / for the Twelve Months Ended    Increase    (Decrease)
                                               -----------------------------------------------------------------------------------
                                                                     12/31/99          12/31/98             $              %
   Allowance For Loan & Lease Losses
     Beginning balance                                                $ 361,869       $ 316,550        $ 45,319             14.3 %
     Allowance for acquired loans                                         9,577          21,322         (11,745)           (55.1)
     Provision for loan & lease losses                                   92,097         101,842          (9,745)            (9.6)
      Charge-offs                                                      (104,464)       (102,655)          1,809              1.8
      Recoveries                                                         28,884          24,810           4,074             16.4
-----------------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                                    (75,580)        (77,845)         (2,265)            (2.9)
-----------------------------------------------------------------------------------------------------------------------------------
      Ending balance                                                  $ 387,963       $ 361,869        $ 26,094              7.2 %
-----------------------------------------------------------------------------------------------------------------------------------
   Asset Quality Ratios
     Net charge-offs as a percentage of
      average loans & leases                                                .27 %           .31 %
     Ratio of allowance for loan & lease losses to
      net charge-offs                                                      5.13 x          4.65 x
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                 For the Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                   12/31/99           9/30/99          6/30/99         3/31/99         12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST YIELDS/RATES (Taxable equivalent)
   Interest income:
   Securities and other short-term investments*          6.64 %            6.53 %          6.55 %          6.54 %           6.66 %
   Loans & leases                                        9.04              8.88            8.76            8.71             8.87
                                                -----------------------------------------------------------------------------------
     Total earning assets*                               8.35              8.17            8.10            8.11             8.25
                                                -----------------------------------------------------------------------------------
   Interest expense:
   Interest-bearing deposits                             4.24              4.12            4.05            4.12             4.26
   Short-term borrowed funds                             5.16              4.85            4.65            4.70             4.96
   Long-term debt                                        5.62              5.40            5.38            5.43             5.59
                                                -----------------------------------------------------------------------------------
     Total interest-bearing liabilities                  4.63              4.46            4.37            4.42             4.57
                                                -----------------------------------------------------------------------------------
   Net yield on earning assets                           4.28 %            4.26 %          4.27 %          4.25 %           4.26 %
                                                -----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   *Yields calculated based on securities at amortized cost.
         All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.


                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                 Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  January 12, 2000